UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                        SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.        )

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Commission File No. 0-2670

			60 East 42nd St. Associates
		(Name of Registrant as Specified In Its Charter)


		(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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                               -2-


                                                    6/29/99

                60 EAST 42nd ST. ASSOCIATES
                  c/o Wien & Malkin LLP
            60 East 42nd Street - 26th Floor
              New York, New York 10165-0015
                Telephone (212) 687-8700
                Telecopier (212) 986-7679


                STATEMENT BY THE AGENTS IN THE
             SOLICITATION OF PARTICIPANT CONSENTS


                    Dated June 30, 1999

        This Statement is issued in connection with the Solicitation of Participant Consents by Peter L. Malkin, Anthony
E. Malkin, Scott D. Malkin, Jack K. Feirman, Thomas N. Keltner, Jr., Mark Labell and Richard A. Shapiro, as the agents (the "Agents") for the participants (the "Participants") in 60 East 42nd St. Associates ("Associates"). Associates was formed in 1958 to acquire the land and improvements known as 60 East 42nd Street in New York City (the "Building"), subject to a net operating lease (the "Lease") to Lincoln Building Associates (the "Lessee"). See Section I. - Background.

        The Agents are requesting that the Participants consent to a program proposed by the Lessee for financing and completing improvements which the Lessee and the Agents have concluded are necessary to preserve the Building's physical plant, its competitive market position, and Associates' long-term investment return. Under the Lessee's proposal, a substantial portion of the cost of such improvements and certain other improvements in the future will be paid from the proceeds of an increase in the fee mortgage (the "Fee Mortgage"), and the Lessee's basic rent to Associates will increase to pay the resulting increase in debt service. This Fee Mortgage financing will spread the improvement cost and stabilize the amount available for distribution to the Participants. To induce the Lessee to make the improvements which are not required by the Lease, the Agents will be authorized to grant the Lessee options to extend the Lease beyond its current expiration of 2033 to 2083, and the Agents will be further authorized to grant additional lease extension rights in the future for such consideration and upon such terms as the Agents then deem appropriate for the benefit of Associates.



        As attorneys-in-fact for the Participants, the Agents will implement the program after receiving the Participants' consent. As part of this program, the Agents will be authorized, as they deem appropriate for the benefit of Associates from time to time in the future, to refinance the Fee Mortgage with an institutional lender and without personal liability for a principal amount not to exceed $40,000,000 plus refinancing costs. The proceeds of any increased debt will be applied to the Property, and any increased debt service will be paid by an equivalent increase in Basic Rent paid by the Lessee.

        It is anticipated that this Statement and the accompanying form of Consent will be mailed to the Participants on June 30, 1999. The Solicitation of Consents will terminate 90 days after the date of this letter, unless extended by the Agents, but in no event later than December 31, 1999. The Agents will advise all Participants of the Solicitation results not later than 90 days after the termination date, including any extension.

I.	BACKGROUND

A.	Organization of Associates

        Associates is a New York partnership organized in 1958 by Lawrence A. Wien, who served until his death as one of Associates' partners. Peter L. Malkin continues to serve as a partner, his sons Anthony E. Malkin and Scott D. Malkin serve as partners, and other members of Wien & Malkin LLP serve as the other partners. Each partner acts as the Agent for a group of Participants under a participating agreement (a "Participating Agreement").

        The terms of all the Participating Agreements are identical. Participants have the right to approve or disapprove certain Agent actions, including this financing and lease extension program. The percentage of Participants required to approve this proposal is described in Section X. - Terms of Solicitations of Consents.

B.	The Property

        The Property consists of 60 East 42nd Street, a 55-story building constructed in 1930, with a concourse and lower level, containing approximately 1,093,000 square feet of office space and 23,000 square feet of retail space, located diagonally opposite Grand Central Terminal on 42nd Street between Park Avenue and Madison Avenue and including a small light protector building at 301 Madison Avenue (collectively, the "Property" or the "Building").

                             -2-
        The Building contains retail stores on the street, concourse and lower levels and approximately 605 office tenants engaged in a variety of businesses and professions. As of June 1, 1999, the Building was approximately 97% occupied.

C.	The Lease

        1.      Term

        The current term of the Lease expires in 2033. If this program is approved, the Lease will be subject to extension in 25 year increments to 2083 and thereafter for further periods based upon additional consideration as approved by the Agents in accord with this Statement.

        2.      Rent

        The Lease requires the Lessee to pay the following rent for each fiscal year (October 1 through September 30):

        a. Basic rent ("Basic Rent") each year equal to the sum of (i) the annual debt service on the Fee Mortgage and (ii)
$24,000.

        b. Overage rent ("Overage Rent") equal to (i) 100% of the Lessee's net profit from the Property up to $1,053,800
("Additional Rent") and (ii) 50% of the Lessee's remaining net profit ("Further Additional Rent").

        Basic rent is payable monthly and is subject to adjustment equal to any increase or decrease in Fee Mortgage debt service on the existing principal amount. Additional Rent is advanced monthly based on the Lessee's net profit for the prior fiscal year and then adjusted in the following fiscal year based upon actual results. Further Additional Rent is payable within 60 days after fiscal year-end.

        For the past 10 fiscal years, the Lessee has paid the full $1,053,800 of Additional Rent plus Further Additional Rent. For the most recent fiscal year ended September 30, 1998, the Lessee paid $1,053,800 of Additional Rent plus $1,529,651 of Further Additional Rent. Although the Lessee is permitted to deduct accumulated losses from certain prior fiscal years against advances for Additional Rent, there is currently no accumulated loss from past fiscal years to be deducted against current or future payments of Additional Rent. See Section I.F. Financial Information.

        3.      Other Material Lease Terms

        The Lessee pays all insurance, real estate tax, repair, maintenance and other operating expenses for the Property. The
Lessee is not required to make capital improvements to the Property.
                           -3-

        The Lessee has the right to assign the Lease without Associates' consent, so long as the assignee assumes all Lease obligations. The Lessee also has the right to surrender the Lease to Associates on 60 days' notice.

D.	Fee Mortgage

        The Fee Mortgage balance is currently approximately $12,000,000, having been last refinanced in 1994. The maximum Fee Mortgage authorized under this program is $40,000,000 plus refinancing costs, on the basis that (i) the proceeds of any increase in the Fee Mortgage shall be applied to improvements and repairs at the Property and (ii) any increased debt service on the Fee Mortgage shall be paid by Associates from an equivalent increase in Basic Rent paid by the Lessee.

        Interest payable on the existing Fee Mortgage principal balance is at the annual rate of 8.85%. The Fee Mortgage matures October 31, 2004. Based upon preliminary discussions with Morgan Guaranty Trust Company of New York, trustee for the current holder of the Fee Mortgage, it is anticipated that for any Fee Mortgage increase in 1999 the annual interest rate will be about 7.5%, the debt service will be based on a 25-year amortization schedule, and the maturity will be approximately five years. The increase in the Fee Mortgage may be incurred in multiple drawdowns or from different lenders, in order to enhance borrowing cost efficiency, and the mortgage may be standing with interest only.

E.	Competition

        Pursuant to new space leases, the rental rate currently asked of prospective office tenants at the Building is approximately $39.00 to $55.00 per square foot (exclusive of electricity charges). The Building's rents under existing leases are currently lower than those charged by similar office buildings of similar age and location.

        The Lessee operates the Building free of any federal, state or local governmental rent regulation. Rents are governed by existing leases and market conditions.

F.	Financial Information

        The Participants have received total distributions representing an annual return on their original cash investment at rates of approximately 34.5% for 1998, 41.5% for 1997, and 41.3% for 1996. These percentages were calculated by dividing the cash payments to the Participants in each year by the Participants' original $7,000,000 cash investment in the Property. Certain Participants may have purchased their interests for amounts different than the original cash investment, and their return on their investment will thus be different.

                             -4-
        Each monthly installment of Basic Rent is applied to pay monthly debt service on the Fee Mortgage and basic supervisory compensation to Wien & Malkin LLP. Additional Rent is applied to pay monthly distributions to the Participants, and Further Additional Rent is applied to pay additional distributions to the Participants, in each case including any required additional supervisory compensation to Wien & Malkin LLP. See Section I.G. - Supervisory Services to Associates.

        Attached are audited financial statements of Associates as of December 31, 1996, 1997 and 1998, including in each case the balance sheets and the related statements of income, partners' capital and cash flows. Also, See Section

VII.  Agents' Discussion and Analysis of Financial Condition and
Results of Operation.

        Jacobs Evall & Blumenfeld LLP serves as Associates' independent public accountants and has performed certain other financial accounting work for Associates, including tax return preparation.

G.	Supervisory Services to Associates

        No Agent receives remuneration from Associates for serving as Agent. Peter L. Malkin is Chairman and Anthony E. Malkin is Senior Director of Supervisory Services of Wien & Malkin LLP. The other Agents are members of Wien & Malkin LLP, except Scott D. Malkin who has substantial experience in real estate and has been approved by the Participants as a successor Agent.

        Wien & Malkin LLP has acted as supervisor and legal counsel for each of Associates and the Lessee from inception. A non-exclusive list of Wien & Malkin LLP's supervisory services to Associates includes maintaining partnership records, performing physical inspections of the Property, reviewing insurance coverage, conducting annual partnership meetings, issuing reports to the Participants, and administrative oversight of special transactions such as the proposed program. Financial services include monthly receipt of rent from the Lessee, payment of monthly and additional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Associates by the Lessee and of audited financial statements and tax information prepared by Associates' independent certified public accountants, and distribution of such materials to the Participants. Wien & Malkin LLP also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.

        In consideration of its supervisory services to Associates, Wien & Malkin LLP receives (i) a basic payment of
$24,000 a year ("Basic Supervisory Compensation") and (ii) an additional payment of 10% of the cash distributions to

Participants in any year in excess of 14% on the $7,000,000 cash
investment ("Additional Supervisory Compensation").   Wien  &
Malkin LLP pays all disbursements relating to Wien & Malkin LLP's ordinary services to Associates, including accounting and other professional fees, filing and search fees, document preparation, and mailing costs. For the year ended December 31, 1998, Associates paid Wien & Malkin LLP Basic Supervisory Compensation of $24,000 and Additional Supervisory Compensation of $159,506.

II.	OPERATIONS MATTERS

A.	Proposed Improvement Program

        The improvements proposed to be completed after December 31, 1998, are shown in Exhibit A and are estimated to cost approximately $22,800,000 over approximately two to three years. Each item has been recommended by Wien & Malkin LLP supervisory staff based upon a program prepared by the Lessee the design, engineering and bidding of which has been, for the great majority, fully concluded by expert consultants and specially hired in-house personnel. Included in the budget are: (a) $4,000,000 for replacement of all Building windows, (b) $4,200,000 for public corridor and elevator lobby upgrades, (c) $3,200,000 for new public bathrooms, (d) $2,700,000 for elevator system modernization, (e) $625,000 for new elevator cabs, (f) $385,000 for new concierge desk and new card key and security system, (g) $1,550,000 for roof and parapet replacement and repairs, (h) $2,350,000 for water riser replacement, (i) $750,000 for facade restoration, (j) $800,000 for new marketing center, new conference center, and upgrading of the Building law library, and (k) $100,000 for lobby retail arcade upgrades. The balance will be available for contingencies discovered in the field and improvement of tenant spaces.

B.	Financing

        The $22,800,000 estimated cost of the improvements over approximately two to three years will be funded substantially through an increase in the Fee Mortgage (from the current approximately $12,000,000). Associates will own the improvements paid from the Fee Mortgage proceeds and will pay the increased debt service from an equivalent increase in Basic Rent paid to Associates by the Lessee. The increased Basic Rent and cash payments for improvements will be deducted in computing Additional Rent. Assuming that $1,053,800 of Additional Rent continues to be paid each year without reduction for funding improvements, the new debt service and improvement costs will be borne equally by Associates and the Lessee and will be spread through mortgage renewals over many years, thus stabilizing distributions to Participants.

        Neither Associates nor the Participants will be personally liable for payment of the Fee Mortgage. To minimize interest charges, the Agents will seek the advance of the Fee Mortgage increase in installments as the work proceeds. The maximum Fee Mortgage debt authorized by the program will be $40,000,000, and the actual amount will depend upon future improvements and repairs at the Property and funding available from cash flow.

        The Fee Mortgage increase, as advanced, will be held by Associates and applied to the improvement program as expended by the Lessee. For purposes of determining Overage Rent, the interest earned on the temporary investment of the Fee Mortgage increase until expended in connection with the improvement program shall be treated as income of the Lessee.

        If the Lessee were to pay for the improvements without such financing, the full cost would be currently deducted against Overage Rent. 100% of the distributions to Participants is derived from Overage Rent. If the full cost were deducted as spent against Overage Rent, distributions to Participants would be significantly reduced, if not eliminated, during the next several years. The proposed Fee Mortgage financing will instead spread the improvement cost through successive refinancings over a longer term and stabilize the amount of Overage Rent payable by the Lessee for distribution to Participants.

C.	Basic Rent

        Currently, Basic Rent is $1,087,842 a year, to be adjusted to reflect any increase or decrease in debt service on the existing principal amount of the Fee Mortgage. Under the program proposed in this Statement, the Basic Rent payable to Associates by the Lessee will increase to pay all debt service on the increase in the Fee Mortgage.

        Assuming an increase in the Fee Mortgage from $12,000,000 to $34,000,000 with interest at 7.5% on the additional $22,000,000 and with 25 year amortization, Basic Rent will increase annually by $1,950,937 to pay debt service on the Fee
Mortgage increase, and Further Additional Rent will decrease by one-half of that amount, prior to any increase in Further
Additional Rent due to increased revenue resulting from the improvements.

D.	Lease Modification

        The Lease will be modified as required to confirm the increase in Basic Rent. The Agents will have discretionary authority to grant the Lessee lease extension options in the future when deemed appropriate by the Agents for the benefit of Associates. When the Lessee completes $22,800,000 of improvements substantially in accord with this program, the Agents will grant two 25-year extensions to 2083.

        The granting of lease extension options to 2083 will trigger a New York State Transfer Tax of approximately $300,000. These transfer taxes would typically be paid by Associates as the transferor, but the Lessee has agreed that the transfer taxes will be funded from the Fee Mortgage increase to be serviced through the Lessee's increased Basic Rent.

        In concluding that the Lessee's completion of the improvement program justifies the Lease extension option, the Agents have consulted with Brown Harris Stevens Appraisal & Consulting, LLC ("Brown Harris") to render an independent opinion comparing the present values of the respective benefits and costs to each of Associates and the Lessee. Brown Harris concluded that there is a positive net present value for each of Associates and the Lessee arising from the program. Brown Harris is independent of Associates, the Agents, the Lessee, and Wien & Malkin LLP. A copy of its report is enclosed.

E.	Solicitation and Program Expenses

        The expenses for the consent solicitation, lease amendment, refinancing, transfer and recording taxes, legal fees, and related costs will be paid from the Fee Mortgage increase which is serviced by the Lessee's Basic Rent increase and deducted in computing Overage Rent. Wien & Malkin LLP will represent as counsel Associates and the Lessee in connection with this program at standard hourly rates, and Associates will indemnify Wien & Malkin LLP and the Agents as well as their advisers and affiliates and the managing agent against any claim or expense arising in connection with the program.

III.	CERTAIN EFFECTS OF THE IMPROVEMENT AND FINANCING PROGRAM

A. Generally

        Payment for the improvement program (whether by repayment of the Fee Mortgage increase through increased Basic Rent or direct payment for services and materials) is deductible in computing Overage Rent. Therefore, each of Associates and the Lessee will ultimately bear one-half of the cost of the improvement program. Stated differently, the value of the Property and of Associates' interest in it will be enhanced, and the Lessee will have contributed half the cost.

        The Agents believe there are good prospects that increases in rental income from tenants will offset and ultimately be greater than the increases in the Lessee's expense for Basic
Rent over the course of the program, thus moderating or avoiding any reduction of Overage Rent and distributions.

        The improvement and financing program will have no direct effect on the Agents as such. There is no change in the Basic Supervisory Fee or the formula under which Wien & Malkin LLP receives Additional Supervisory Compensation, but such compensation will vary in proportion to any variation in Overage
Rent.  See Section V. - Potential Conflicts of Interest.

B.	Tax Consequences

        The improvements paid through the Fee Mortgage increase shall be made by the Lessee as agent for Associates and shall be the property of Associates. The applicable income tax deductions for depreciation shall benefit the Participants. To the extent the improvement program is funded from the Fee Mortgage increase, non-deductible amortization payments by Associates under the Fee Mortgage will ultimately equal the tax benefits of the depreciation. If the proposed Fee Mortgage terms require amortization payments through successive refinancings over a 25-year period, the Participants will receive a timing benefit because depreciation deductions will be available during the early years of debt repayment when depreciation exceeds loan amortization. Accordingly, there is a tax benefit to the Participants as a result of the improvement and financing program.

IV.	RECOMMENDATIONS

        The Agents recommend that the Participants approve the improvement, financing and lease modification program, for the following reasons:

		--	The improvements will attract more
                creditworthy tenants at higher rental rates.

		-	The improvements are needed to meet the
                physical and marketing requirements of the Property and will enhance its value.

		-	The Fee Mortgage financing of the improvements
                will spread their cost and stabilize distributions to Participants. In the absence of financing and lease extensions, the Agents believe that the Lessee (a) will not undertake all of the improvements so the opportunity to improve and protect profit and distributions to Participants will be diminished and (b) will undertake certain improvements solely with current cash flow, thereby significantly reducing distributions to
                Participants during the next several years.

                              -9-
       The data and background materials regarding this financing and improvement program are on file in the office of Wien & Malkin LLP and are available for review by Participants. For appointments to inspect and copy such data, and for copies of such data by mail, call Stanley Katzman, Esq. at (212) 687-8700.

V.	POTENTIAL CONFLICTS OF INTEREST

A.	Certain Ownership of Participations

        As of June 1, 1999, the Agents beneficially owned, directly or indirectly, the following Participations:

                Name and Address        Amount of       Percent
                of Beneficial           Beneficial      of
Title of Class  Owners                  Ownership       Class

Participations  Peter L. Malkin         $72,500         1.036%
in Partner	60 East 42nd Street
Interest	New York, NY  10165

                Anthony E. Malkin        25,833         .369%
                60 East 42nd Street
                New York, NY  10165

                Scott D. Malkin         33,334          .476%
                35 Mason Street
                Greenwich, CT  06830

                Thomas N. Keltner, Jr.    2,500         .036%
                60 East 42nd Street
                New York, NY  10165

        Anthony E. Malkin owned of record as co-trustee an aggregate of $5,000 of Participations. Anthony E. Malkin disclaims any beneficial ownership of such Participations.

        Members of the family of Peter L. Malkin, Anthony E. Malkin and Scott D. Malkin, or trusts for their benefit, owned of record or beneficially $85,714 of other Participations. Messrs. Malkin disclaim any beneficial ownership of such Participations.

        No other Agent owns a Participation.

B.	Relationships with the Lessee

        As of June 1, 1999, record and beneficial ownership of 7.5% of the Lessee is held by Peter L. Malkin and members of his family. Peter L. Malkin owns of record as trustee, co-trustee or agent an aggregate of 12.1% of the Lessee and disclaims any beneficial ownership therein. Certain actions by the Lessee

                          -10-
require approval of no less than 60% of the partner interests in the Lessee. The Agents have been advised that the requisite partners in the Lessee have approved the improvement, financing and lease modification program on the condition that the program is approved by the Participants.

        Wien & Malkin LLP receives $180,000 annually from the Lessee for acting as supervisor of the Lessee's partnership agreement and additional supervisory compensation of 10% of distributions of cash profit of the Lessee in excess of $400,000 per annum. Wien & Malkin LLP will serve as counsel to Associates and the Lessee in connection with this program at standard hourly rates.

        The Agents and Wien & Malkin LLP as well as their advisers and affiliates and the managing agent are being indemnified by the Lessee and Associates in connection with all items of the improvement, financing and lease extension program, including this solicitation.

C.	Third Parties

        Brown Harris has been retained by the Agents as a consultant and will receive a fee of less than $35,000 whether or not the improvement, and financing and lease modification program is approved. Brown Harris is an independent company, not related to the Agents, Wien & Malkin LLP, Associates, or the Lessee.

VI.	FEES AND EXPENSES

        All fees and expenses relating to this solicitation and the Fee Mortgage increase, including all independent consultants, will be paid from the Fee Mortgage increase which is serviced by the Lessee's Basic Rent increase and deducted in determining Overage Rent.

VII.    AGENTS' DISCUSSION AND ANALYSIS OF
        FINANCIAL CONDITION AND RESULTS OF OPERATION

        For 1998 for each original $10,000 Participation,
Associates made regular monthly distributions from Additional Rent aggregating $1,494 plus additional distributions from Further
Additional Rent aggregating $1,956.  See Section I.C.2. - The
Lease.

        The following summarizes certain material factors affecting Associates' results of operations for the two years ended December 31, 1998:

		a.	Total income decreased for 1998 compared with
                the prior year, attributable to decreased
                Additional Rent.

		b.	Total income increased for 1997 compared with
                the prior year, attributable to increased
                Additional Rent.

VIII.	LIQUIDITY AND CAPITAL RESOURCES

        There has been no significant change in Associates' liquidity for the twelve-month period ended December 31, 1998, as compared with the twelve-month period ended December 31, 1997.

IX.	INFLATION

        Inflationary trends in the economy may impact the operations of the Lessee, and therefore, Overage Rent.
Historically, inflation generally has resulted in an increase in Overage Rent.

X.	TERMS OF SOLICITATIONS OF CONSENTS

        Each Agent acts for Participants owning $1,000,000 of the original $7,000,000 investment in Associates. On June 1,
1999, no person held Participations aggregating more than 5% of the total outstanding Participations.

        On June 1, 1999, there were about 750 Participants holding Participations. Each Participant's voting percentage in his or her group is determined by a fraction, whose numerator is the face amount of the Participation and denominator is the group's original $1,000,000 investment in Associates.

        Each Participating Agreement requires 100% consent for approval of the proposals made by the Agents in this Statement, subject to the Participation purchase arrangement described below.

        Each Participating Agreement states that, if owners of 90% of the Participations in any Agent's group consent, the Agent or his designee shall have the right to purchase the interest of any Participant in such Agent's group who has not given such consent within 10 days after the Agent's mailing of the request therefor. The purchase price shall be the greater of (i) the book value of the Participation (original cost less capital repaid thereon) and (ii) $100. Since the book value of an original Participation has a negative balance as of June 1, 1999, the purchase price will be $100.

        If 90% or more of the Participants in an Agent's group consent to any element of the improvement, financing and lease modification program, each Agent (or his designee) presently intends to purchase the interest of any non-consenting Participants. Any Participant whose Participation is purchased by an Agent (or his designee) will not receive any further Overage Rent paid in respect of the year of purchase or thereafter.

        The solicitation of consents will terminate 90 days after the date of this Statement but may be extended by the Agents through December 31, 1999. There is no record date establishing the identity of the Participants entitled to vote for the program. Holders of Participations as of June 1, 1999 will be recognized as entitled to vote. However, if any Participation is transferred before the consent with respect to that Participation is given, the transferee will be entitled to vote. If consent to the proposals has been given prior to the transfer of a Participation, the transferee will be bound by the vote of the transferor. In addition, the Agents and their designees will be entitled to vote the Participation of any non-consenting Participant whose interest is purchased by them under the Participation purchase arrangement as described above.

        Wien & Malkin LLP has been authorized by the Agents to solicit the consents of Participants by mail, telecopier, telephone and telegram after the mailing of this Statement. Consent Forms which are signed, dated and returned without a choice indicated will be deemed to constitute a binding consent. Any consent (including a deemed consent) is irrevocable.

        Participations are not traded on an established securities market, nor are they readily tradable on a secondary or equivalent market. Based on Associates' transfer records, Participations are sold by holders from time to time in privately negotiated transactions, and, in some instances, Associates is unaware of the prices at which such transactions occur. However, Associates has been advised that the known price for private sales during the past year has been $20,000 per $10,000 original investment.

                                                Exhibit A






Lincoln Building  60 East 42nd Street
Building Improvement Program




Project/Item                                                 Budget

Elevator system modernization                                $2,700,000
Elevator cab replacement                                        625,000
New concierge desk                                              285,000
Public corridors and elevator lobbies upgrades                4,234,000
New public bathrooms                                          3,196,000
Lobby retail arcade upgrades, new
      awning & displays                                          95,000
Facade renovation                                               750,000
New marketing center                                            210,000
New conference center                                           200,000
Building law library upgrades                                   375,000
New cardkey & security system                                   100,000
Roof & parapet replacements                                   1,545,000
Water riser replacement                                       2,353,000
New stairwell lighting & signage                                150,000
Misc. electrical & mechanical system upgrades                   310,000
Window replacement                                            4,000,000
Contingency                                                   1,622,000
                                                            ___________

Total                                                       $22,750,000

                        CONSENT
                60 EAST 42nd ST. ASSOCIATES

        As a Participant in 60 East 42nd St. Associates, the undersigned hereby takes the following action in response to the letter from Peter L. Malkin to Participants in 60 East 42nd St. Associates dated June 30, 1999 and the accompanying Statement by the Agents in the Solicitation of Participant Consents (collectively, the "Statement"):

1.	Proposed Improvement, Financing and Lease Modification

        CONSENT                                   WITHHOLD CONSENT

        ______  Consent to                        _______       Disapprove of
                and Approve of
                                                  _______       Abstain from
                                                                Consenting to

the program for financing and completing approximately $22,800,000 of improvements and modifying the lease to contain extension options to 2083, all as described in the Statement.

2.	Discretionary Refinancing Authority of the Agents

        CONSENT                                   WITHHOLD CONSENT

        ______  Consent to                        _______       Disapprove of
		   and Approve of
                                                  _______       Abstain from
                                                                Consenting to

giving present and successor Agents discretionary authority to refinance the Fee Mortgage for a principal amount not to exceed $40,000,000 plus refinancing costs, with an institutional lender, non-recourse, from time to time in the future, all as described in the Statement.

3.	Discretionary Lease Modification Authority of the Agents

        CONSENT                                   WITHHOLD CONSENT

        ______  Consent to                        _______       Disapprove of
                   and Approve of
                                                  _______       Abstain from
                                                                Consenting to
giving present and successor Agents discretionary authority to grant the Lessee lease extension options from time to time in the future for such consideration and on such terms as deemed appropriate by the Agents for the benefit of Associates, all as described in the Statement.

        THE AGENTS RECOMMEND YOUR CONSENT TO ALL FOREGOING ITEMS. A PARTICIPANT WHO ABSTAINS IS TREATED THE SAME AS A PARTICIPANT WHO
DOES NOT CONSENT.



Dated:  ______________________, 1999


                                        ___________________________
                                                Signature



            PLEASE SIGN, DATE AND PROMPTLY RETURN THIS CONSENT.
               ONCE GIVEN, CONSENT MAY NOT BE REVOKED.
        IF THIS FORM IS SIGNED, DATED AND RETURNED WITHOUT A CHOICE
         INDICATED, THE PARTICIPANT SIGNING SAME SHALL BE DEEMED
                        TO HAVE CONSENTED.

        [LETTERHEARD OF
        JACOBS EVALL & BLUMENFELD LLP]




        INDEPENDENT ACCOUNTANTS' REPORT



        To the participants in 60 East 42nd St. Associates (a Partnership):


        We have audited the accompanying balance sheet of 60 East 42nd St. Associates ("Associates") as of December 31, 1998, and the related statements of income, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Associates as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


					Jacobs Evall & Blumenfeld LLP
					Certified Public Accountants
					420 Lexington Avenue
					New York, N. Y. 10170

        January 29, 1999



                        60 EAST 42ND ST. ASSOCIATES

                                BALANCE SHEET

                             DECEMBER 31, 1998





        Assets
        Cash in Fleet Bank                                      $       677
        Cash in distribution account held
          by Wien & Malkin LLP                                        87,202
                                                                      87,879

	Real estate at 60 East 42nd Street and
	 301 Madison Avenue, New York City:
             Buildings                                           $16,960,000
                 Less:  Accumulated depreciation    16,960,000         -
             Building improvements                   1,574,135
                 Less:  Accumulated depreciation     1,574,135         -
                Land                                               7,240,000

        Mortgage refinancing costs                    249,522
                 Less: Accumulated amortization       105,009        144,513

                                Total assets                     $ 7,472,392



Liabilities and partners' capital (deficit)
	Liabilities:
                First mortgage                                   $12,020,814

        Partners' capital (deficit)                               (4,548,422)


           Total liabilities and partners' capital (deficit)     $ 7,472,392









             See accompanying notes to financial statements.



                   60 EAST 42ND ST. ASSOCIATES

                       STATEMENT OF INCOME

                YEAR ENDED DECEMBER 31, 1998




        Income:
           Basic rent income                                     $1,087,842
           Additional rent income                                 2,583,451

                  Total income                                    3,671,293


        Expenses:
           Interest on first mortgage                  $1,063,842
           Supervisory services                           183,506
           Amortization of mortgage refinancing costs      24,776
           Professional fees                                8,393

                  Total expenses                                  1,280,517


        Net income                                               $2,390,776



















          See accompanying notes to financial statements.


                     60 EAST 42ND ST. ASSOCIATES

              STATEMENT OF PARTNERS' CAPITAL (DEFICIT)

                    YEAR ENDED DECEMBER 31, 1998







    Partners' capital (deficit), January 1, 1998            $(4,523,646)

	Add, Net income for the year ended
          December 31, 1998                                   2,390,776

                                                             (2,132,870)

	Less, Distributions:
            Monthly distributions, January 1,
             1998 through December 31, 1998       $1,046,420


            Distribution on November 30, 1998 of
             balance of additional rent for the
             lease year ended September 30, 1998   1,369,132
                                                              2,415,552


                  Partners' capital (deficit),
                   December 31, 1998                        $(4,548,422)













        See accompanying notes to financial statements.



                       60 EAST 42ND ST. ASSOCIATES

                       STATEMENT OF CASH FLOWS

                       YEAR ENDED DECEMBER 31, 1998



        Cash flows from operating activities

	Net income                                             	 $ 2,390,776

	Adjustments to reconcile net income to
	 cash provided by operating activities:

             Amortization of mortgage refinancing costs              24,776

               Net cash provided by operating activities          2,415,552


        Cash flows from financing activities

                Monthly distributions to participants           (1,046,420)

	Distribution on November 30, 1998 of
	 balance of additional rent for the
         lease year ended September 30, 1998                    (1,369,132)

               Net cash used in financing activities            (2,415,552)


        Net change in cash                                             -

        Cash at beginning of year                                   87,879

               Cash at end of year                            $     87,879


        Supplemental disclosure of cash flows information

        Cash paid in 1998 for:

               Interest                                       $  1,063,842







	See accompanying notes to financial statements.


                       60 EAST 42ND ST. ASSOCIATES

                      NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1998

        1. Business Activity

	60 East 42nd St. Associates ("Associates") is a general partnership which owns commercial property at 60 East 42nd Street and 301 Madison Avenue, New York, N.Y. The property is net leased to Lincoln Building Associates.

        2. Summary of Significant Accounting Policies

             Use of estimates

             In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

             Land, buildings, building improvements and depreciation:

             Land, buildings and building improvements are stated at cost. Depreciation was provided on the straight-line method over the estimated useful life of the buildings, 26 years from October 1, 1958, and the estimated useful life of the building improvements, 20 years, 5 months from May 1, 1964. The buildings and building improvements are fully depreciated.

             Mortgage refinancing costs and amortization:

             Mortgage refinancing costs of $249,522, incurred in connection with the October 6, 1994 refinancing of the first mortgage, are being amortized ratably over the term of the mortgage, from October 6, 1994 through October 31, 2004.

        3.   First Mortgage Payable

	On October 6, 1994, a first mortgage was placed on the property with Morgan Guaranty Trust Company of New York, as trustee of a pension
        trust, in the amount of $12,020,814.   The first mortgage requires
        constant equal monthly payments totalling $1,063,842 per annum for interest only, at the rate of 8.85% per annum, and matures on October 31, 2004. The real estate is pledged as collateral for the first mortgage.



                        60 EAST 42ND ST. ASSOCIATES

                NOTES TO FINANCIAL STATEMENTS (Continued)



        3. First Mortgage Payable (continued)

	Required principal payments on the first mortgage are as follows:

               1999 through 2003                              - 0 -
               October 31, 2004                         $12,020,814



        4. Rent Income and Related Party Transactions

	On January 4, 1982, Lincoln Building Associates (the lessee) exercised its option to renew the lease for an additional period of 25 years, and the lease period now extends through September
        30, 2008. The lease includes an option to renew for one additional period of 25 years through September 30, 2033.

	Effective October 6, 1994, the lease, as modified, provides for annual basic rent of $1,087,842, which is equal to the sum of $1,063,842, the constant annual mortgage charges, plus $24,000.
        In the event of a mortgage refinancing, unless there is an increase in the mortgage balance, the annual basic rent will be modified and will be equal to the sum of $24,000 plus an amount equal to the revised mortgage charges. In the event that such mortgage refinancing results in an increase in the amount of outstanding principal balance of the mortgage, the basic rent shall be equal to $24,000 plus an amount equal to the product of the new debt service percentage rate under the refinanced mortgage multiplied by the principal balance of the mortgage immediately prior to the refinancing.



	The lease, as modified, also provides for additional rent, as follows:

             1. Additional rent equal to the first $1,053,800 of the lessee's net operating income, as defined, in each lease year.

             2. Further additional rent equal to 50% of the lessee's remaining net operating income, as defined, in each lease year.

	For the lease year ended September 30, 1998,the lessee reported additional rent of $2,583,451 based on an operating profit of $4,113,103 subject to additional rent.

	Additional rent is billed to and advanced by the lessee in equal monthly installments of $87,817. While it is not practicable to estimate that portion of additional rent for the lease year ending on the ensuing September 30th which would be allocable to the current three month period ending December 31st, Associates' policy is to include in its income each year the advances of additional rent income received from October 1st to December 31st.

	No other additional rent is accrued by Associates for the period between the end of the lessee's lease year ending September 30th and the end of Associates' fiscal year ending December 31st.

        A partner in Associates is also a partner in the lessee.



                        60 EAST 42ND ST. ASSOCIATES

                NOTES TO FINANCIAL STATEMENTS (Continued)




        5. Supervisory Services and Related Party Transactions

           Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien & Malkin LLP. A member of that firm is a partner in Associates.



        6. Professional Fees and Related Party Transactions

           Payments for professional fees, including disbursements, are made to the firm of Wien & Malkin LLP, a related party.



        7. Income Taxes

           Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.




        8. Concentration of Credit Risk

           Associates maintains cash balances in a bank and in a distribution account held by Wien & Malkin LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1998 was completely insured. The distribution account held by Wien & Malkin LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1999.










[LETTERHEARD OF
 JACOBS EVALL & BLUMENFELD LLP
 CERTIFIED PUBLIC ACCOUNTANTS]






                        INDEPENDENT ACCOUNTANTS' REPORT




To the participants in 60 East 42nd St. Associates (a Partnership):

We have audited the accompanying balance sheet of 60 East 42nd St. Associates ("Associates") as of December 31, 1997, and the related statements of income, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Associates as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


					Jacobs Evall & Blumenfeld LLP
					Certified Public Accountants
					420 Lexington Avenue
					New York, N. Y. 10170

January 31, 1998



                         60 EAST 42ND ST. ASSOCIATES

                                BALANCE SHEET

                              DECEMBER 31, 1997




Assets
    Cash in Fleet Bank                                      $       677
    Cash in distribution account held
       by Wien & Malkin LLP                                      87,202

                                                                 87,879

    Real estate at 60 East 42nd Street and
       301 Madison Avenue, New York City:
           Buildings                          $16,960,000
              Less:  Accumulated depreciation  16,960,000           -
           Building improvements                1,574,135
              Less:  Accumulated depreciation   1,574,135           -
           Land                                               7,240,000

    Mortgage refinancing costs                    249,522
              Less: Accumulated amortization       80,233       169,289

                    Total assets                            $ 7,497,168



Liabilities and partners' capital (deficit)
       Liabilities:
           First mortgage                                   $12,020,814

    Partners' capital (deficit)                              (4,523,646)


        Total liabilities and partners' capital (deficit)   $ 7,497,168






            See accompanying notes to financial statements.



                        60 EAST 42ND ST. ASSOCIATES

                           STATEMENT OF INCOME

                        YEAR ENDED DECEMBER 31, 1997




Income:
        Basic rent income                               $1,087,842
	Additional rent income				 3,163,880

                 Total income                            4,251,722


Expenses:
        Interest on first mortgage           $1,063,842
        Supervisory services                    237,634
	Amortization of mortgage
           refinancing costs                     24,776
        Professional fees                        47,545

                Total expenses                           1,373,797


Net income                                              $2,877,925





















	See accompanying notes to financial statements.


                      60 EAST 42ND ST. ASSOCIATES

               STATEMENT OF PARTNERS' CAPITAL (DEFICIT)

                     YEAR ENDED DECEMBER 31, 1997







Partners' capital (deficit), January 1, 1997                  $(4,498,870)


	Add, Net income for the year ended
         December 31, 1997                                      2,877,925

                                                               (1,620,945)

	Less, Distributions:
            Monthly distributions, January 1,
             1997 through December 31, 1997        $1,046,420


            Distribution on December 2, 1997 of
             balance of additional rent for the
             lease year ended September 30, 1997    1,856,281
                                                                2,902,701


                Partners' capital (deficit),
                       December 31, 1997                      $(4,523,646)














	See accompanying notes to financial statements.


                         60 EAST 42ND ST. ASSOCIATES

                          STATEMENT OF CASH FLOWS

                        YEAR ENDED DECEMBER 31, 1997



Cash flows from operating activities

        Net income                                              $ 2,877,925

	Adjustments to reconcile net income to
	 cash provided by operating activities:

                Amortization of mortgage refinancing costs           24,776
                      Net cash provided by operating activities	  2,902,701

Cash flows from financing activities

        Monthly distributions to participants                    (1,046,420)

	Distribution on December 2, 1997 of
	 balance of additional rent for the
         lease year ended September 30, 1997                     (1,856,281)

                        Net cash used in financing activities    (2,902,701)


Net change in cash                                                      -

Cash at beginning of year                                            87,879

				Cash at end of year		$    87,879


Supplemental disclosure of cash flows information

	Cash paid in 1997 for:

                Interest                                        $ 1,063,842




               See accompanying notes to financial statements.



                          60 EAST 42ND ST. ASSOCIATES

                         NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


1.	Business Activity

	60 East 42nd St. Associates ("Associates") is a general partnership which owns commercial property at 60 East 42nd Street and 301 Madison Avenue, New York, N.Y. The property is net leased to Lincoln Building Associates.



2.	Summary of Significant Accounting Policies

         Use of estimates

         In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Land, buildings, building improvements and depreciation:

         Land, buildings and building improvements are stated at cost. Depreciation was provided on the straight-line method over the estimated useful life of the buildings, 26 years from October 1, 1958, and the estimated useful life of the building improvements, 20 years, 5 months from May 1, 1964. The buildings and building improvements are fully depreciated.

         Mortgage refinancing costs and amortization:

         Mortgage refinancing costs of $249,522, incurred in connection with the October 6, 1994 refinancing of the first mortgage, are being amortized ratably over the term of the mortgage, from October 6, 1994 through October 31, 2004.



3.	First Mortgage Payable

	On October 6, 1994, a first mortgage was placed on the property with Morgan Guaranty Trust Company of New York, as trustee of a pension trust, in the amount of $12,020,814. The first mortgage requires constant equal monthly payments



                           60 EAST 42ND ST. ASSOCIATES

                     NOTES TO FINANCIAL STATEMENTS (Continued)



3.	First Mortgage Payable (continued)

	totalling $1,063,842 per annum for interest only, at the rate of 8.85% per annum, and matures on October 31, 2004. The real estate is pledged as collateral for the first mortgage.

	Required principal payments on the first mortgage are as follows:

                  1998 through 2003                              - 0 -
                  October 31, 2004                         $12,020,814



4.	Rent Income and Related Party Transactions

	On January 4, 1982, Lincoln Building Associates (the lessee) exercised its option to renew the lease for an additional period of 25 years, and the lease period now extends through September 30, 2008. The lease includes an option to renew for one additional period of 25 years through September 30, 2033.

	Effective October 6, 1994, the lease as modified provides for annual basic rent of $1,087,842, which is equal to the sum of $1,063,842, the constant annual mortgage charges, plus $24,000. In the event of a mortgage refinancing, unless there is an increase in the mortgage balance, the annual basic rent will be modified and will be equal to the sum of $24,000 plus an amount equal to the revised mortgage charges. In the event that such mortgage refinancing results in an increase in the amount of outstanding principal balance of the mortgage, the basic rent shall be equal to $24,000 plus an amount equal to the product of the new debt service percentage rate under the refinanced mortgage multiplied by the principal balance of the mortgage immediately prior to the refinancing.



	The lease, as modified, also provides for additional rent, as follows:

           1. Additional rent equal to the first $1,053,800 of the lessee's net operating income, as defined, in each lease year.

           2. Further additional rent equal to 50% of the lessee's remaining net operating income, as defined, in each lease year.


                              60 EAST 42ND ST. ASSOCIATES

                        NOTES TO FINANCIAL STATEMENTS (Continued)



4.	Rent Income and Related Party Transactions (continued)

	For the lease year ended September 30, 1997, there was additional rent of $3,163,880 based on an operating profit of $5,273,959 subject to additional rent.

	Additional rent is billed to and advanced by the lessee in equal monthly installments of $87,817. While it is not practicable to estimate that portion of additional rent of the lease year ending on the ensuing September 30th which would be allocable to the current three month period ending December 31st, Associates' policy is to include in its income each year the advances of additional rent income received from October 1st to December 31st.

	No other additional rent is accrued by Associates for the period between the end of the lessee's lease year ending September 30th and the end of Associates' fiscal year ending December 31st.

	A partner in Associates is also a partner in the lessee.



5.	Supervisory Services and Related Party Transactions

	Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien & Malkin LLP. Some members of that firm are partners in Associates.



6.	Professional Fees and Related Party Transactions

	Payments for professional fees, including disbursements, are made to the firm of Wien & Malkin LLP, a related party.



7.	Income Taxes

	Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.


                           60 EAST 42ND ST. ASSOCIATES

                     NOTES TO FINANCIAL STATEMENTS (Continued)



8.	Concentration of Credit Risk

	Associates maintains cash balances in a bank and in a distribution account held by Wien & Malkin LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1997 was completely insured. The distribution account held by Wien & Malkin LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1998.



[LETTERHEAD OF
 JACOBS EVALL & BLUMENFELD
 CERTIFIED PUBLIC ACCOUNTANTS]



                INDEPENDENT ACCOUNTANTS' REPORT




To the participants in 60 East 42nd St. Associates (a Partnership):



We have audited the accompanying balance sheet of 60 East 42nd St. Associates ("Associates") as of December 31, 1996, and the related statements of income, partners' capital (deficit) and cash flows for the year then ended. These financial statements are the responsibility of Associates' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Associates as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                       Jacobs Evall & Blumenfeld LLP
                       Certified Public Accountants
                       420 Lexington Avenue
                       New York, N. Y. 10170

January 23, 1997



                           60 EAST 42ND ST. ASSOCIATES

                                   BALANCE SHEET

                                 DECEMBER 31, 1996





Assets
Cash in Fleet Bank                                           $       677
Cash in distribution account held
 by Wien, Malkin & Bettex LLP                                     87,202

                                                                  87,879

Real estate at 60 East 42nd Street and
 301 Madison Avenue, New York City:
   Buildings                                   $16,960,000
     Less:  Accumulated depreciation            16,960,000             -
   Building improvements                         1,574,135
     Less:  Accumulated depreciation             1,574,135             -
   Land                                                        7,240,000

Mortgage refinancing costs                         249,522
    Less: Accumulated amortization                  55,457        194,065

         Total assets                                         $ 7,521,944



Liabilities and partners' capital (deficit)
 Liabilities:
    First mortgage                                            $12,020,814

 Partners' capital (deficit)                                   (4,498,870)


         Total liabilities and partners' capital (deficit)    $ 7,521,944









                 See accompanying notes to financial statements.


                           60 EAST 42ND ST. ASSOCIATES

                               STATEMENT OF INCOME

                           YEAR ENDED DECEMBER 31, 1996




Income:
 Basic rent income                                              $1,087,842
 Additional rent income                                          3,105,275

         Total income                                            4,193,117


Expenses:
 Interest on first mortgage                     $1,063,842
 Supervisory services                                              236,528
 Amortization of mortgage refinancing costs         24,776

         Total expenses                                          1,325,146


Net income                                                      $2,867,971























                 See accompanying notes to financial statements.


                           60 EAST 42ND ST. ASSOCIATES

                    STATEMENT OF PARTNERS' CAPITAL (DEFICIT)

                          YEAR ENDED DECEMBER 31, 1996







Partners' capital (deficit), January 1, 1996                  $(4,474,094)

 Add, Net income for the year ended
  December 31, 1996                                             2,867,971

                                                               (1,606,123)

 Less, Distributions:
    Monthly distributions, January 1,
     1996 through December 31, 1996             $1,046,420


    Distribution on November 30, 1996 of
     balance of additional rent for the
     lease year ended September 30, 1996         1,846,327
                                                                2,892,747


         Partners' capital (deficit),
          December 31, 1996                                   $(4,498,870)





















                 See accompanying notes to financial statements.

                           60 EAST 42ND ST. ASSOCIATES

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1996



Cash flows from operating activities

 Net income                                                   $ 2,867,971

 Adjustments to reconcile net income to
  cash provided by operating activities:

    Amortization of mortgage refinancing costs                     24,776

         Net cash provided by operating activities              2,892,747


Cash flows from financing activities

 Monthly distributions to participants                         (1,046,420)

 Distribution on November 30, 1996 of
  balance of additional rent for the
  lease year ended September 30, 1996                          (1,846,327)

         Net cash used in financing activities                 (2,892,747)


Net change in cash                                                     -

Cash at beginning of year                                          87,879

         Cash at end of year                                  $    87,879


Supplemental disclosure of cash flows information

 Cash paid in 1996 for:

    Interest                                                  $ 1,063,842






                 See accompanying notes to financial statements.


                           60 EAST 42ND ST. ASSOCIATES

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1996




1.  Business Activity

    60 East 42nd St. Associates ("Associates") is a general partnership which owns commercial property at 60 East 42nd Street and 301 Madison Avenue, New York, N.Y. The property is net leased to Lincoln Building Associates.



2.  Summary of Significant Accounting Policies

      Use of estimates

      In preparing financial statements in conformity with generally accepted accounting principles, management often makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Land, buildings, building improvements and depreciation:

      Land, buildings and building improvements are stated at cost. Depreciation was provided on the straight-line method over the estimated useful life of the buildings, 26 years from October 1, 1958, and the estimated useful life of the building improvements, 20 years, 5 months from May 1, 1964. The buildings and building improvements are fully depreciated.

      Mortgage refinancing costs and amortization:

      Mortgage refinancing costs of $249,522, incurred in connection with the October 6, 1994 refinancing of the first mortgage, are being amortized ratably over the term of the mortgage, from October 6, 1994 through October 31, 2004.



3.  First Mortgage Payable

    On October 6, 1994, a first mortgage was placed on the property with Morgan Guaranty Trust Company of New York, as trustee of a pension trust, in the amount of $12,020,814. The first mortgage requires constant equal monthly payments



                           60 EAST 42ND ST. ASSOCIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)




3.  First Mortgage Payable (continued)

    totalling $1,063,842 per annum for interest only, at the rate of 8.85% per annum,and matures on October 31, 2004. The real estate is pledged as collateral for the first mortgage.

    Required principal payments on the first mortgage are as follows:

            1996 through 2003                    - 0 -
            October 31, 2004               $12,020,814



4.  Rent Income and Related Party Transactions

    On January 4, 1982, Lincoln Building Associates exercised its option to renew the lease for an additional period of 25 years, and the lease period now extends through September 30, 2008. The lease includes an option to renew for one additional period of 25 years through September 30, 2033.

    Effective April 1, 1979, the lease was modified to provide for annual basic rent of $1,255,194 through September 30, 1983, and any renewal term of the lease, or until such time that the first mortgage was refinanced. In the event of such mortgage refinancing, unless there is an increase in the mortgage balance, the annual basic rent will be modified and will be equal to the sum of $24,000 plus an amount equal to the revised mortgage charges. In the event that such mortgage refinancing results in an increase in the amount of outstanding principal balance of the mortgage, the basic rent shall be equal to $24,000 plus an amount equal to the product of the new debt service percentage rate under the refinanced mortgage multiplied by the principal balance of the mortgage immediately prior to the refinancing.

    Effective October 6, 1994, the annual basic rent is $1,087,842, which is equal to the sum of $1,063,842, the constant annual mortgage charges, plus $24,000.

    The lease, as modified, also provides for additional rent, as follows:

         1. Additional rent equal to the first $1,053,800 of the lessee's net operating income, as defined, in each lease year.

         2. Further additional rent equal to 50% of the lessee's remaining net operating income, as defined, in each lease year.



                            60 EAST 42ND ST. ASSOCIATES

                    NOTES TO FINANCIAL STATEMENTS (Continued)



4.  Rent Income and Related Party Transactions (continued)

    For the lease year ended September 30, 1996, there was additional rent of $3,105,275 based on an operating profit of $5,156,749 subject to additional rent.

    Additional rent is billed to and advanced by the lessee in equal monthly installments of $87,817. While it is not practicable to estimate that portion of additional rent of the lease year ending on the ensuing September 30th which would be allocable to the current three month period ending December 31st, Associates' policy is to include in its income each year the advances of additional rent income received from October 1st to December 31st.

    No other additional rent is accrued by Associates for the period between the end of the lessee's lease year ending September 30th and the end of Associates' fiscal year ending December 31st.

    A partner in Associates is also a partner in the lessee.



5.  Supervisory Services and Related Party Transactions

    Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien, Malkin & Bettex LLP. Some members of that firm are partners in Associates.



6.  Income Taxes

    Net income is computed without regard to income tax expense since Associates does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.



7.  Concentration of Credit Risk

    Associates maintains cash balances in a bank and in a distribution account held by Wien, Malkin & Bettex LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1996 was completely insured. The distribution account held by Wien, Malkin & Bettex LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1997.